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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 17, 2008

SOMANETICS CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-19095	38-2394784
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1653 East Maple Road, Troy, Michigan	48083-4208
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (248) 689-3050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02. Results of Operations and Financial Condition

On September 17, 2008, Somanetics Corporation announced its financial results for the third quarter ended August 31, 2008 and certain other information. A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 2.02 by reference. The information in this report and the attached press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibits	Description

99.1	News release dated September 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2008	SOMANETICS CORPORATION
(Registrant)

	By:	/s/ Mary Ann Victor
Mary Ann Victor

Its: Vice President and Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	News release dated September 17, 2008